EXHIBIT 10(d)

WM. WRIGLEY JR. COMPANY AMENDED 1997 MANAGEMENT INCENTIVE PLAN

Effective as of March 9, 2004

I. General

1.1 Purpose. The purpose of the Wm. Wrigley Jr. Company 1997 Management Incentive Plan (the "Plan") is to foster and promote the long-term financial success of the Wm. Wrigley Jr. Company (the "Company") and increase stockholder value by:

(a) attracting and retaining key employees, Non-Employee directors and other service providers of the Company or any of its operating units or its subsidiaries in which the Company owns, directly or indirectly, a majority of the voting stock ("Participants") possessing outstanding abilities; and

(b) motivating Participants by providing the opportunity to participate with the stockholders in the long-term growth and financial success of the Company.

1.2 Plan. The Committee hereinafter designated, or the Chief Executive Officer of the Company if delegated with the authority pursuant to Section 1.5 hereof with respect to eligible Participants, may grant to Participants stock awards, stock options, stock appreciation rights, performance units, share units, money credits, annual or long-term incentive compensation awards or combinations thereof, on the terms and subject to the conditions stated in the Plan and may permit Participants to defer compensation in the form of any of the foregoing awards.

1.3 Limitation on Shares to Be Issued. The maximum number of shares of Common Stock of the Company, no par value (the "Common Stock"), to be issued pursuant to all grants made under the Plan shall be 20,000,000 shares. Shares awarded pursuant to grants that by reason of the expiration, cancellation or other termination of grants prior to issuance, are not issued, and restricted shares that are forfeited after their issuance, shall again be available for future grants.

Shares of Common Stock to be issued may be authorized and unissued shares of Common Stock, treasury stock, shares purchased on the open market or a combination thereof.

1.4 Limitation on Stock Options and Stock Appreciation Rights. During the term of the Plan, no Participant can receive stock options or freestanding stock appreciation rights relating to shares of Common Stock that in the aggregate exceed 15% of the total number of shares of Common Stock authorized pursuant to the Plan, as adjusted pursuant to the terms hereof.

1.5 Administration of Plan. The Plan and the programs thereunder (the "Programs") shall be administered by a committee of two or more persons selected by the Board of Directors of the Company (the "Board of Directors" or "Board") from its own membership, which shall be the Compensation Committee of the Board of Directors unless another committee of the Board shall be designated by the Board for some or all purposes of the Plan (the "Committee," or the "Compensation Committee"). Solely with respect to administration of the awards granted hereunder that are intended to satisfy the applicable requirements of Section 162 (m) ("Section 162 (m)") of the Internal Revenue Code of 1986, as amended (the "Code"), each member of the Committee shall be an "outside director" within the meaning of Section 162 (m), to the extent applicable. Solely with respect to administration of the awards that are intended to satisfy the applicable requirements of Rule 16b-3 ("Rule 16b-3") of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, as then in effect or any successor provision, each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3, to the extent applicable.

The Committee shall, subject to the limitations of the Plan, have full power and discretion to interpret and administer the Plan; to establish selection guidelines; to select eligible persons for participation; and to determine the form of grant and deferral, either in the form of money credits, share units, performance units, stock options, stock appreciation rights, stock awards (including restricted stock awards), annual or long-term incentive compensation awards or combinations thereof, the number of shares subject to the grant, the basis on which the fair market value of the Common Stock is measured, when necessary, the restriction and forfeiture provisions relating to restricted stock awards, the time and conditions of vesting or exercise, the conditions, if any, under which time of vesting or exercise may be accelerated, the conditions, form, time, manner and terms of payment of any award or deferral and all other terms and conditions of the grant or deferral. In addition, with respect to awards granted under the Plan that are intended to satisfy the applicable provisions of Section 162 (m), the Committee shall have full power and discretion to establish and administer performance goals, establish performance periods and to certify that performance goals have been attained, to the fullest extent required to comply with Section 162(m).

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The Committee may establish rules, regulations and guidelines for the administration of the Plan, and impose, incidental to a grant, conditions with respect to employment or other activities not inconsistent with or conflicting with the Plan. The Committee may, in its discretion, delegate to the Chief Executive Officer of the Company the power and authority with respect to the selection of, and grants to, eligible Participants, subject to the rules, regulations and guidelines of general application prescribed by the Committee, and to applicable law.

The interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final, binding and conclusive on the Company, its stockholders, all Participants and employees of the Company, and upon their respective beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them. By accepting any benefits under the Plan, each Participant, and each person claiming under or through such Participant, shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, all provisions of the Plan and any action or decision under the Plan by the Company, the Board of Directors or the Committee.

1.6 Adjustment Provisions. In the event that any recapitalization, or reclassification, split-up, consolidation of shares of Common Stock or other similar corporate event shall be effective, or the outstanding shares of Common Stock are, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities of the Company, or for shares of the stock or other securities of any other corporation, or new, different or additional shares or other securities of the Company or of another corporation or entity are received by the holders of Common Stock or any distribution is made to the holders of Common Stock other than a cash dividend, (a) the maximum number and class of shares or other securities that may be issued or transferred under the Plan, (b) the maximum number of shares that may be issued as stock options, stock appreciation rights and restricted stock awards to any Participant during the term of the Plan, and (c) the number of share units, stock awards or the number and class of shares or other securities that are the subject of any grant or the deferral of any grant, shall be equitably adjusted by the Committee under the Plan as the Committee determines will fairly preserve the intended benefits of the Plan to the Participants and the Company, and will fairly accomplish the purposes of the Plan.

1.7 Purchase of Shares of Common Stock. It is contemplated that the Company, although under no legal obligation to do so, may from time to time purchase shares of Common Stock for the purpose of paying all or any portion of any award payable in or measured by the value of shares of Common Stock, or for the purpose of replacing shares issued or transferred in payment of all or part of an award. All shares so purchased shall, unless and until transferred in payment of an award, be at all times the property of the Company available for any corporate purpose, and no Participant or employee or beneficiary, individually or as a group, shall have any right, title or interest in any shares of Common Stock so purchased.

1.8 Effective Date and Term of Plan The Amendment to the MIP shall be effective as of March 9, 2004, pursuant to the approval of the stockholders of the Company at the 2004 Annual Meeting of the Stockholders held on March 9, 2004. The Plan shall retain its original termination date of ten years after it became effective (January 1, 1997), unless terminated prior thereto by action of the Board of Directors of the Company. No further grants shall be made under the Plan after termination, but termination shall not affect the rights of any Participant under any grants made prior to termination.

1.9 Amendments and Termination. The Plan and Programs may be amended or terminated by the Board of Directors of the Company at any time and in any respect, except that, unless otherwise determined by the Board, no amendment may be made without stockholder approval if, and to the extent that, such approval would be required to comply with any applicable provisions of Section 162 (m) or Rule 16b-3, or any successor to the foregoing or any other provisions of applicable law.

Similarly, subject to obtaining the consent of the Participant where required by applicable law, the Committee may alter, amend or modify any award or grant made pursuant to the Plan or Programs in any respect not in conflict with the provisions of the Plan or Programs, as the case may be, if the Committee deems such alterations, amendment or modification to be in the best interests of the Participant or the Company by reason of changes or interpretations in tax, securities, other applicable laws, or other business purposes.

1.10 Prior Plans. Any grants made under the Wm. Wrigley Jr. Company Management Incentive Plan (the "Prior Plan"), shall be covered by the terms and conditions of the Prior Plan. Any grants made under the Programs prior to the effective date of the Plan shall be covered by the terms and conditions of such Programs and the Prior Plan.

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1.11 Terms and Conditions. Awards granted and deferrals made under the Plan shall contain such terms and conditions as the Committee shall specify, including without limitation those terms and conditions described in Article IX hereof, and restrictions on the sale or other disposition of the shares of Common Stock, or the forfeiture of certain awards upon termination of employment prior to the expiration of a designated period of time or the occurrence of other events.

II. Stock Awards

2.1 Form of Award. The Committee may in its discretion provide that a Participant shall receive stock awards, whether performance awards, performance shares or fixed awards, in the form of shares of Common Stock, but which may be forfeitable and/or with restrictions on transfer in any form as hereinafter provided.

2.2 Performance Awards. Awards may be made in terms of a stated potential maximum number of shares, with the actual number earned to be determined by reference to the level of achievement of corporate, group, division, individual or other specific objectives over a period or periods of not less than one nor more than ten years. No right or interests of any kind shall be vested in an individual receiving a performance award until the conclusion of the period or periods and the determination of the level of achievement specified in the award, and the time of vesting thereafter shall be as specified in the award.

2.3 Fixed Awards. Awards may be made that are not contingent on the performance of objectives but that are contingent on the Participant's continuing in the employ of the Company, rendering consulting services or refraining from competitive activities for a period to be specified in the award, which period shall be not less than one year.

2.4 Rights With Respect to Restricted Stock Awards. Awards may be made in the form of shares that are subject to restrictions on transfer, as determined by the Committee. Unless otherwise provided by the Committee, the Participant who receives shares of restricted Common Stock shall have the right to vote the shares and to receive dividends thereon from the date of issuance, unless and until forfeited.

2.5 Terms and Conditions. Shares of restricted Common Stock issued pursuant to an award shall be released from the restrictions at the times determined by the Committee. The award shall be paid to the Participant either in shares of Common Stock having a fair market value equal to the maturity value of the award, or in cash equal to the maturity value of the award, or in such combination thereof as the Committee shall determine.

III. Share Units

3.1 Credits. The Committee may in its discretion provide that a Participant shall receive a credit of share units, each of which is equivalent to a share of Common Stock except for the power to vote and the entitlement to current dividends.

3.2 Rights With Respect to Share Units. If share units are credited to a Participant, amounts equal to dividends otherwise payable on a like number of shares of Common Stock after the crediting of the units may, in the discretion of the Committee, be paid to the Participant as and when paid, or converted into additional share units which shall be credited to the Participant and held until later forfeited or paid out. Share units may be paid to the Participant in the form of cash, shares of Common Stock or a combination thereof, according to such requirements and guidelines as the Committee shall deem appropriate.

IV. Money Credits

4.1 Credits. The Committee may in its discretion provide that a Participant shall receive a credit of money credits, which shall be in units of a dollar or a fraction thereof.

4.2 Rights With Respect to Money Credits. If a Participant is credited with money credits, a money account shall be established for the Participant which shall be credited with interest equivalents on amounts previously credited to the account, or an amount equal thereto paid to the Participant, on a calendar quarter basis compounded at such rate as the Committee determines to be appropriate from time to time. Money credits may be paid to the Participant in the form of cash, shares of Common Stock or a combination thereof, according to such requirements and guidelines as the Committee shall deem appropriate.

V. Stock Options
5.1 Grants. The Committee may in its discretion provide that a Participant shall receive an option to purchase shares of Common Stock.

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5.2 Terms and Conditions of Options. Options shall contain such terms and conditions as the Committee shall specify, may either be "incentive stock options" as defined in Section 422 (b) of the Code or nonqualified stock options, and, at the discretion of the Committee, may include a reload feature. No option shall be exercisable more than ten years after the date of grant. The per share option price shall be not less than 100% of the fair market value at the time the option is granted, unless otherwise determined by the Committee. Upon exercise, the option price may be paid in cash, in shares of Common Stock having a fair market value equal to the option price or a combination thereof, or in such other manner as the Committee, in its discretion, either at the time of grant or thereafter, may provide, and the Committee may, in its discretion, require as a condition of exercise that the optionee pay to the Company any federal, state or local withholding tax or employment tax required by law to be paid over as a result of such exercise, which payment may be made in cash, in shares of Common Stock, or in a combination thereof, having a market value equal to the amount of the required withholding tax. Unless otherwise determined by the Committee, options shall not be transferable, except that such options may be exercised by the executor, administrator or personal representative of a deceased optionee through a period not to exceed the date on which the option expires or one year after the death of such optionee, whichever is earlier, or pursuant to a distribution duly ordered by a court of competent jurisdiction in connection with a divorce or dissolution proceeding. Options may be exercised during the optionee's continued employment with the Company, or for such other period thereafter as the Committee may determine, but in no event after the date on which the option expires.

5.3 Incentive Stock Options. With respect to incentive stock options, to the extent that the aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by such individual during any calendar year (under all plans of the Company) exceeds $100,000, such options shall be treated as nonqualified stock options. The per share option price for an incentive stock option shall not be less than 100% of the fair market value of a share of Common Stock at the time the option is granted (110% of the fair market value of a share of Common Stock at the time the option is granted in the case of an incentive stock option granted to an employee, who, at the time the incentive stock option is to be granted to such employee, owns (within the meaning of Section 422 (b) (6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a parent or a subsidiary within the meaning of Sections 422 (e) and 422 (f), respectively, of the Code (a "Ten-Percent Stockholder")). Further, no incentive stock option shall be exercisable after the expiration of ten years from the date such option is granted (five years in the case of an incentive stock option granted to a Ten-Percent Stockholder).

5.4 Non-Employee Director's Stock Options. Notwithstanding anything herein to the contrary, for any Director of the Company who is not an officer or employee of the Company or its subsidiaries or affiliates (a "Non-Employee Director") joining the Board between January and the date of the meeting of the full Board of Directors in May of each year, such Non-Employee Director shall automatically receive, without any further action required by the Committee or anyone, a grant of stock options having a Black-Scholes value, as determined by an independent compensation consultant designated by the Company, equal to the Non-Employee Director's annual retainer; and, for any Non-Employee Director joining the Board between the date of the meeting of the Board in May and December 31 of any year, such Non-Employee Director will receive a stock option in the amount described above at the Board meeting at which such Director joins the Board; provided that each of the options shall have the following terms and conditions: (1) a term of ten (10) years from the date of grant; (2) vesting at the rate of twenty-five percent (25%) per year of continuous service as a Non-Employee Director based on grant date anniversaries; (3) the exercise price shall be the Fair Market Value of a share of Common Stock on the date of grant; (4) after termination, each option shall continue to vest during such post-termination period and shall be exercisable to the extent vested (a) for the balance of the term of the option, if the termination was the result of retirement on or after age 70 or disability, as defined in the Company's applicable retirement or welfare plan; (b) for twelve (12) months if the termination was the result of the death of the Optionee or (c) immediately upon termination, if the termination was the result of resignation or dismissal; and (5) each option may be exercised with cash, stock (provided such stock was owned at least six (6) months as of the date of exercise) or a combination of both.

VI. Stock Appreciation Rights

6.1 Grants. The Committee may in its discretion provide that a Participant shall receive rights entitling such Participant to receive cash or shares of Common Stock having a fair market value equal to the appreciation in market value of a stated number of shares of Common Stock from the date of grant, or in the case of rights granted in tandem with or by reference to a stock option granted simultaneously with or prior to the grant of such rights, from the date of grant of the related stock option to the date of exercise.

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6.2 Terms of Grant. Such rights may be granted in tandem with or with reference to a related stock option, in which event the grantee may elect to exercise either the option or the right (as to the same shares of Common Stock subject to the option and the right), or the right may be granted independently of a stock option. The right shall be exercisable not more than ten years after the date of grant. Stock appreciation rights shall not be transferable, except that such rights may, if the grant so provides, be exercised by the executor, administrator or personal representative of the deceased grantee within twelve months after the death of the grantee, or pursuant to a distribution duly ordered by a court of competent jurisdiction in connection with a divorce or dissolution proceeding, and rights may be exercised during the individual's continued employment with the Company or for such longer period thereafter as the Committee may determine, but in no event after the date on which such stock appreciation rights expire, provided that if the grantee is also a member of the Board of Directors, the stock appreciation rights may, if the terms of the grant so provide, be exercised following termination of employment during such period as the grantee shall continue to serve as a member of the Board of Directors, or for such longer period thereafter as the Committee may determine, but in no event after the date on which such stock appreciation rights expire.

6.3 Payment on Exercise. Upon exercise of a right, the grantee shall be paid the excess of the then fair market value of the number of shares to which the right relates over the exercise price of the right or of the related stock option, as the case may be. Such excess shall be paid in cash or in shares of Common Stock having a fair market value equal to such excess, or a combination thereof, as the Committee shall determine.

VII. Performance Units

The Committee may in its discretion provide that a Participant shall receive performance units, subject to such terms and conditions as the Committee in its discretion shall determine. The Committee shall establish a dollar value for each performance unit, the performance goals to be attained in respect of the performance unit, the various percentages of performance unit value to be paid out upon the attainment, in whole or in part, of the performance goals and such other performance unit terms, conditions and restrictions, as the Committee shall deem appropriate. As soon as practicable after the termination of the performance period, the Committee shall determine the payment, if any, which is due on the performance unit in accordance with the terms thereof. The Committee shall determine, among other things, whether the payment shall be made in the form of cash or shares of Common Stock, or a combination thereof.

VIII. Incentive Compensation Awards

The Committee in its discretion may establish annual and long-term incentive compensation programs pursuant to which incentive compensation awards may be granted to selected Participants, subject to such terms and conditions as the Committee in its discretion shall determine.

IX. Section 162(m) Awards

9.1 Performance Based Awards. The Committee shall determine the amount of each annual or long-term incentive compensation award, stock award, restricted stock award, money credit award, share, performance or phantom unit award or other performance based award, and shall specify with respect thereto Performance Goals (as defined in Section 9.2 below) and a performance period during which such Performance Goals are required to be achieved. Any award that is conditioned on the achievement of Performance Goals that are not defined as Performance Goals in this Section 9.1 shall be bifurcated into separate awards so that the awards subject to this Article IX shall be conditioned solely on the achievement of Performance Goals. Unless otherwise provided by the Committee in connection with either a specified termination of employment or the occurrence of a Change in Control (as defined in Section 11.2 hereof), payment in respect of awards granted pursuant to this Article IX shall be made only if and to the extent the Performance Goals with respect to such performance period are attained. Performance Goals may include a level of performance below which no payment shall be made and levels of performance at which specified percentages (which may be greater than 100) of the award shall be paid or credited.

9.2 Performance Goals and Performance Periods. The Performance Goals underlying the awards granted pursuant to this Article IX shall be the Performance Goals established by the Committee, which must be met during the applicable performance period as a condition of the Participant's receipt of payment (or, in the case of stock awards or restricted stock awards, the lapse of restrictions) with respect to an award, and which are based on the attainment of thresholds with respect to one or more of the following objective business criteria: earnings per share, return on equity, pre-tax profit, post-tax profit, consolidated net income, stock price, market share, sales, unit sales volume, return on assets, return on invested capital, cash flow, discounted cash flow, economic value added, costs, production, unit production volume, total

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shareholder return. Equitable adjustments may be made by the Committee to any award(s) relating to any performance period affected by extraordinary items or events such as (1) profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company after the Performance Goal is established, (3) all items of gain, loss or expense for the period related to restructuring charges for the Company, (4) all items of gain, loss or expense for the period determined to be extraordinary or unusual in nature or infrequent by occurrence or related to the disposal of a segment of a business, (5) all items of gain, loss or expense for a period related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30, and (6) such other items as may be prescribed by Section 162(m) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto.

With respect to annual incentive compensation awards, the performance period shall mean each calendar year, or, if different, each plan year. With respect to long-term incentive compensation awards, the performance period shall mean the period of consecutive plan years or such other period (which in no case may be less than one plan year) as may be determined by the Committee.

9.3 Maximum Limitation on Section 162(m) Awards (Other than Stock Options and Stock Appreciation Rights). In no event shall payment be made with respect to annual incentive compensation awards granted pursuant to this Article IX for any plan year valued as of the end of such plan year, in an amount that exceeds the lesser of 250% of such Participant's annual rate of base salary as in effect as of the first day of the applicable plan year, without regard to any optional or mandatory deferral of base salary pursuant to any salary deferral arrangement ("Annual Base Salary") and $3,000,000. In addition, during the term of the Plan, no Participant can receive restricted stock awards relating to shares of Common Stock that in the aggregate exceed 375,000 shares of Common Stock, as adjusted pursuant to the terms hereof. Further, with respect to all awards granted pursuant to this Article IX that are not annual incentive compensation awards, stock options, stock appreciation rights or restricted stock awards, in no event shall payment be made with respect to such awards for any three-year period, valued as of the end of such three-year period, in an amount that exceeds the lesser of 100% of such Participant's Annual Base Salary and $900,000.

9.4 Time and Form of Payment. Amounts in respect of awards granted under this Article IX shall be paid after the end of the applicable performance period, at such time as the Committee shall determine. Unless otherwise determined by the Committee, such payments shall be made only after achievement of the Performance Goals has been certified by the Committee. Payments shall be made either in cash, in Common Stock, in such other form as determined by the Committee or in a combination of the foregoing, as determined by the Committee.

With respect to all employees who are Covered Employees (as defined in Section 162 (m)), the foregoing provisions shall apply to the extent necessary for the awards granted pursuant to this Article IX to satisfy the applicable requirements of Section 162 (m).

X. Loans

The Committee may, in its discretion and solely to the extent permitted by applicable law, authorize loans by the Company to Participants in connection with the grant of stock awards, other awards hereunder or the exercise of options or stock appreciation rights. The loans shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose from time to time. Every loan shall meet all applicable laws, regulations and rules of the Internal Revenue Service, the Federal Reserve Board and any other governmental agency having jurisdiction.

XI. Miscellaneous

11.1 Withholding. In addition to any other withholding provisions set forth in Section 5.2 hereof, the Company or a corporation or other form of business association of which shares (or other ownership interests) having 50% or more of the voting power are owned or controlled directly or indirectly, by the Company (an "Associated Company") may make such provisions as it may deem appropriate for the withholding of any taxes that the Company or Associated Company determines is required to be withheld in connection with any award or distribution hereunder, including permitting Participants to authorize the Company to withhold shares of Common Stock earned with respect to any grant or award, provided that such withholding shall not exceed the minimum amount of tax required to be withheld.

11.2 Change in Control. For purposes of the Plan and the Programs, a "Change in Control" shall be deemed to have occurred:

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(a) if and when any "person" (as such term is used in Sections 13 (d) and 14 (d) (2) of the Securities Exchange Act of 1934, as amended) in a transaction or series of transactions, is or becomes a beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired by an employee benefit plan of the Company or any subsidiary thereof, or any trustee or other fiduciary holding securities under any such employee benefit plan), representing 5% or more of the combined voting power of the Company's then outstanding securities and there is outstanding an exchange or tender offer for securities of the Company (other than any such exchange or tender offer by the Company or by members of the Wrigley and Offield families); or

(b) if any "person" (as above-referenced but excluding members of the Wrigley and Offield families) is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities (not including in the securities beneficially owned by such person any securities acquired by an employee benefit plan of the Company or any subsidiary thereof or any trustee or other fiduciary holding securities under any such employee benefit plan).

11.3 Certain Provisions Relating to Participation. No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants.

Except as otherwise required by applicable law, no rights under the Plan or Programs, contingent or otherwise, shall be assignable or subject to any encumbrance, pledge or charge of any nature, except that, under such rules and regulations as the Committee may establish, a Participant may designate a beneficiary to receive, in the event of death, any amount that would otherwise have been payable to the Participant or that may become payable on account of or following his or her death except that, if any amount shall become payable to the executor or administrator of the Participant, such executor or administrator may transfer the right to the payment of any such amount to the person, persons or entity (including a trust) entitled thereto under the will of the Participant or, in case of intestacy, under the laws relating to intestacy.

By accepting any benefits under the Plan or Programs, each Participant and each person claiming under or through a Participant shall be conclusively deemed to have indicated their acceptance and ratification of and consent to any action or decision taken or made or to be taken or made under the Plan or Program, as the case may be, by the Committee, the Company or the Board of Directors.

Subject to any applicable forfeiture provisions provided in the Programs, each Participant shall have a vested, unconditional and nonforfeitable right to receive a distribution or distributions of the amount credited to such Participant's respective accounts, but only at, and not until, the time or times and only in the manner provided for in the Plan or applicable Programs. However, no funds, securities or other property of any nature shall be segregated or earmarked for any current or former Participant, beneficiary or other person. Accordingly, no current or former Participant, beneficiary or other person, individually or as a member of a group, shall have any right, title or interest in an account in any fund or specific sum of money, in any asset or in any shares of stock that may be acquired by the Company in respect of its obligations hereunder, the sole right of the Participant being to receive distributions, as set forth in the Plan or Programs, as a general creditor of the Company with an unsecured claim against the Company's general assets.

The Plan and Programs shall be binding upon, and shall inure to the benefit of, the Company and its successors and assigns and the Participants and their heirs, administrators and personal representatives.

11.4 Governing Law. The Plan and Programs shall be construed in accordance with and governed by the laws of the State of Delaware.

XII. Interpretation

The Plan and the Programs thereunder are designed and, to the extent determined by the Committee, in its discretion, intended to comply with Rule 16b-3 and Section 162(m), in each case, to the extent applicable, and all provisions hereof shall be construed in a manner to so comply.

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